PIMCO Dividend and Income Fund
Summary Prospectus
October 30, 2026
Share Class:	Inst	I-2	I-3	A	C
Ticker:	PQIIX	PQIPX	—	PQIZX	PQICX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@sscinc.com. The Fund’s prospectus and Statement of Additional Information, both dated October 30, 2026, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund’s primary investment objective is to seek to provide current income. The Fund’s secondary objective is to seek to provide long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 52 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Class A	Class C
Management Fees	0.69%	0.79%	0.89%	0.79%	0.79%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	1.00%
Other Expenses(1)	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.79%	0.89%	0.99%	1.14%	1.89%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.89%	0.94%	1.14%	1.89%
1
“Other Expenses” include interest expense of 0.10% and expenses incurred by the Fund in the normal course of its operations. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement are 0.69%, 0.79%, 0.84%, 1.04% and 1.79% for Institutional Class, I-2, I-3, Class A and Class C shares respectively.
2
PIMCO has contractually agreed, through October 31, 2027, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
Example.  The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$81	$252	$439	$978
I-2	$91	$284	$493	$1,096
I-3	$96	$310	$542	$1,208
Class A	$660	$892	$1,143	$1,860
Class C	$292	$594	$1,021	$2,016
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$660	$892	$1,143	$1,860
Class C	$192	$594	$1,021	$2,016
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 457% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective under normal circumstances by investing at least 80% of its assets in a diversified portfolio of income-producing and/or dividend-producing investments.Income-producing investments include income-producing Fixed Income Instrument investments, dividend-paying equity securities, derivatives on either of the foregoing, derivatives providing exposure to other types of income-producing instruments, and any other instrument or arrangement that is structured to produce income, including any derivatives position that produces income or the sale of which produces a premium payment. Dividend-producing investments are securities that distribute earnings or profits to holders.The Fund will typically invest between 35 - 65% of its assets in equity and equity-related securities

PIMCO Equity Series | Summary Prospectus

PIMCO Dividend and Income Fund

(the “Equity Sleeve”) selected in accordance with PIMCO’s systematic equity income strategy. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital, certain real estate investment trusts (“REITs”) and business development companies (“BDCs”)) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest.
The securities for the Equity Sleeve are selected by PIMCO from a broad universe of global equities. PIMCO’s systematic equity income strategy uses a factor risk model with constraints on sector, region and security exposures relative to the Fund’s primary benchmark. The strategy is primarily a model-driven approach subject to portfolio manager oversight. Portfolio managers have discretion to adjust the model over time and to selectively override the model in order to seek to achieve the Fund’s investment objectives.
The Fund will also typically invest 35 – 65% of its assets in “Fixed Income Instruments” of varying maturities selected primarily based on their ability to deliver consistent income, subject to prudent risk management. Fixed Income Instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The debt investments of the Fund may include investment-grade securities and high yield securities (“junk bonds”) of any rating.
The Fund’s approach to fixed income securities selection incorporates PIMCO’s global macroeconomic views and multi-sector fixed income investment expertise. The Fund’s fixed income assets are selected based on fundamental analysis, as well as PIMCO’s view regarding the attractiveness of key investment risk factors.
Outside of the Equity Sleeve and fixed income portions of the Fund’s portfolio described above, the Fund may tactically allocate up to 15% of its assets in other income-producing investments, which can include but are not limited to a combination of Acquired Funds (defined below), REITs, preferred securities and BDCs. These investments may be utilized in PIMCO’s discretion, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund may invest in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Funds, each an affiliated open-end investment company, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and may also invest in other unaffiliated funds and exchange-traded funds (collectively, “Acquired Funds”).
The Fund may also invest in derivative instruments, such as options, futures contracts, swap agreements, equity-linked notes, equity-linked securities and participatory notes, consistent with its investment objectives. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may also enter into reverse repurchase agreements and lend portfolio securities.
The Fund may invest a significant portion of its assets in securities and instruments that are economically tied to foreign (non-U.S.) countries. The Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation).
Principal Risks
It is possible to experience losses on an investment in the Fund. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
The following risks are principal risks of investing in the Fund.
Allocation Risk:  the risk that the Fund could experience losses as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines. There is no guarantee that the Fund's asset allocation strategy will be successful or that the markets in which the Fund invests will perform as expected
Acquired Fund Risk:  the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their respective investment objectives. Investments in Acquired Funds that are exchange-traded funds are also subject to market risk, tracking error, the potential for trading at a discount or premium to their net asset value, bid/ask spread costs as well as the risks of the underlying securities they hold. In addition, the Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests
The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.
Equity Risk:  the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities. In addition, preferred securities may be subject to greater credit risk or other risks, such as

2  Summary Prospectus | PIMCO Equity Series

Summary Prospectus

risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rates, regulatory changes and special redemption rights
Dividend-Oriented Stocks Risk:  companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund's use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences
Value Investing Risk:  the risk that value stocks may decrease in price or may not increase in price as anticipated by PIMCO if they continue to be undervalued by the market or the factors that PIMCO believes will cause the stock price to increase do not occur
Foreign (Non-U.S.) Investment Risk:  the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller or less developed markets, differing financial reporting, accounting, corporate governance and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable U.S. or foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments, trade restrictions (including tariffs) or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk:  the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk:  the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit events resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Market Risk:  the risk that the value of securities owned by the Fund may fluctuate, sometimes rapidly or unpredictably, due to a variety of factors affecting securities markets generally or particular industries or sectors, including geopolitical events such as war, military conflict, acts of terrorism, social or political unrest, and the imposition of or threatened imposition of tariffs and other trade barriers, which could disrupt securities markets and adversely affect global economies and markets
Issuer Risk:  the risk that the value of a security may decline for reasons related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Interest Rate Risk:  the risk that fixed income securities and dividend-paying equity securities will fluctuate in value due to changes or the anticipation of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and the market for bonds can impact interest rates and yields
Call Risk:  the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk:  the risk that the Fund could experience losses if the issuer or guarantor of a fixed income security, the counterparty to a derivative contract or a repurchase agreement, a borrower of portfolio securities or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield and Distressed Company Risk:  the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of market, credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings, bankruptcy proceedings or other financial difficulties, which may cause the value of their securities to fluctuate rapidly or unpredictably
Currency Risk:  the risk that foreign (non-U.S.) currencies may fluctuate in value relative to the U.S. dollar, which can affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Real Estate Risk:  the risk that the Fund’s investments in real estate investment trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including risks related to losses from casualty or condemnation, changes in local and general economic conditions, fluctuations in supply and demand, interest rate changes, availability of mortgage financing and refinancing, defaults by borrowers or tenants, zoning laws, regulatory limitations on rents, property taxes, insurance

October 30, 2026 | SUMMARY PROSPECTUS  3

PIMCO Dividend and Income Fund

costs, lack of availability of insurance coverage, and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, REITs that are privately held or not traded on a national securities exchange may subject the Fund to liquidity and valuation risk
Liquidity Risk:  the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, credit tightening and may be magnified in changing interest rate environments or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The liquidity of the Fund’s shares may be constrained by the liquidity of the Fund’s portfolio holdings
Leveraging Risk:  the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase the Fund’s sensitivity to interest rate changes and other market risks
Management Risk:  the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Small-Cap and Mid-Cap Company Risk:  the risk that the value of securities issued by small-capitalization and mid-capitalization companies may fluctuate, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Derivatives Risk:  the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Derivatives used for hedging or risk management may not operate as intended or may expose the Fund to additional risks. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally-cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Model Risk:  the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data inputs, any of which may result in a decline in the value of an investment in the Fund. The performance of the investment models may be impacted by software or other technology malfunctions, human error, issues related to the potential use of artificial intelligence and machine learning (AI), programming inaccuracies, power loss, and other events or circumstances, which may be difficult to detect and may be beyond the control of the Fund
Mortgage-Related and Other Asset-Backed Securities Risk:  the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the Fund's guidelines), which generally carry higher levels of the foregoing risks
Short Exposure Risk:  the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Exchange-Traded Fund Risk:  the risk that an exchange-traded fund may not achieve its investment objective, among other reasons, because of regulatory restrictions, including, for example, exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
Tracking Error Risk:  the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. For example, the Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing the Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of the Fund and the underlying index may vary due to asset valuation differences and differences between the

4  Summary Prospectus | PIMCO Equity Series

Summary Prospectus

Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of the Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index
Indexing Risk:  the risk that the Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index
Collateralized Loan Obligations Risk:   the risk that investing in collateralized loan obligations (“CLOs”) and other similarly structured investments exposes the Fund to heightened credit risk, interest rate risk, liquidity risk, market risk and prepayment and extension risk, as well as the risk of default on the underlying asset. In addition, investments in CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that the Fund may invest in tranches of CLOs that are subordinate to other tranches; (v) the structure and complexity of the transaction and the legal documents may not be fully understood at the time of investment and could lead to disputes with the issuer or among investors regarding the characterization of proceeds or unexpected investment results; and (vi) the CLO's manager may perform poorly
Turnover Risk:  the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of certain indexes. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. Performance for Class A and Class C shares in the Average Annual Total Returns table reflects the impact of sales charges. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. In addition to the Fund’s performance, the Average Annual Total Returns table includes performance of: (i) a broad-based securities market index (i.e., a regulatory index) and (ii) a supplemental index. It is not possible to invest directly in an unmanaged index. The Fund’s regulatory index is the Bloomberg U.S. Aggregate Index. The Fund’s regulatory index is shown in connection with certain regulatory requirements to provide a broad measure of market performance. The Bloomberg U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The 50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index is a supplemental index of the Fund. The MSCI ACWI High Dividend Yield Index includes large and mid-cap stocks across a group of developed markets and emerging markets countries. The index is designed to include companies with high dividend income and quality characteristics, and that have higher than average dividend yields that are both sustainable and persistent. Securities are screened based on track record of consistent dividend payments with capacity to sustain dividend payouts into the future. Securities are also screened based on certain quality factors such as return on equity, earnings variability, debt to equity, and recent 12-month price performance. Issuer weights are capped at 5%. The index is market cap weighted and rebalanced semi-annually in May and November.
Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

 Calendar Year Total Returns — Institutional Class

Best Quarter	December 31, 2020	16.32%
Worst Quarter	March 31, 2020	-24.76%
Year-to-Date	September 30, 2026	8.35%

October 30, 2026 | SUMMARY PROSPECTUS  5

PIMCO Dividend and Income Fund

Average Annual Total Returns (for periods ended 12/31/25)
	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	20.13%	10.38%	8.10%
Institutional Class Return After Taxes on Distributions(1)	18.27%	8.66%	6.80%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	12.17%	7.53%	6.07%
I-2 Return Before Taxes	19.99%	10.27%	8.00%
Class A Return Before Taxes	13.10%	8.75%	7.10%
Class C Return Before Taxes	17.84%	9.17%	6.90%
Bloomberg U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.30%	-0.36%	2.01%
50% MSCI ACWI High Dividend Yield Index / 50% Bloomberg US Aggregate Index (reflects no deductions for fees, expenses or taxes)	13.53%	3.98%	5.43%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.
Investment Adviser/Portfolio Managers

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Daniel J. Ivascyn, Alfred T. Murata, Emmanuel S. Sharef and Usman Ali. Mr. Ivascyn is Group Chief Investment Officer of PIMCO. Messrs. Ivascyn and Murata are Managing Directors of PIMCO. Dr. Sharef is an Executive Vice President of PIMCO. Dr. Ali is an Executive Vice President of PIMCO. Messrs. Ivascyn and Murata have managed the Fund since October 2013. Dr. Sharef has managed the Fund since November 2021. Dr. Ali has managed the Fund since April 2026.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class, I-2 and I-3
The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Equity Series
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Equity Series c/o SS&C Global Investor and Distribution Solutions, Inc.
801 Pennsylvania Avenue, STE 219024, Kansas City, MO 64105-1307
■
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 1.816.421.2861
■
Sending an e-mail to piprocess@sscinc.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Equity Series, c/o SS&C Global Investor and Distribution Solutions, Inc., 801 Pennsylvania Avenue, STE 219294, Kansas City, MO 64105-1307. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

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